HIGHLAND LONG/SHORT EQUITY FUND
AN INVESTMENT PORTFOLIO OF HIGHLAND FUNDS I
Supplement dated February 22, 2010
To Class A and C Shares Prospectus dated December 31, 2009
Highland Long/Short Equity Fund
Risk/Return Bar Chart and Table for Long/Short Equity Fund
Effective immediately, the section “Risk/Return Bar Chart and Table for Long/Short Equity Fund” starting on page 4 of the Prospectus is hereby amended and restated as follows:
     The Fund commenced operations on December 5, 2006. The bar chart and table below provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the most recent year and since inception compare to those of a broad measure of market performance. Fee waivers and expense reimbursements that were applicable during the indicated periods are reflected in both the bar chart and the table. Without these fee waivers and expense reimbursements, the Fund’s performance would have been lower. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The table reflects the deduction of applicable sales charges for Class A and C shares. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares in the bar chart would be less than those shown below.
Annual Total Return
(As of December 31 for Class A shares)
The highest calendar quarter total return for Class A Shares of the Fund was 8.41% (quarter ended June 30, 2007) and the lowest calendar quarter total return was (5.59)% (quarter ended September 30, 2008). The Fund’s year-to-date total return for Class A Shares through September 30, 2009 was 15.86%.

Performance Table
Average Annual Total Returns as of December 31, 2008

		Since
	1 Year	Inception[1]
Long/Short Equity Fund — Class A Returns Before Taxes	(15.42)%	(4.05)%
Return After Taxes on Distributions [2]	(15.43)%	(4.64)%
Return After Taxes on Distributions and Redemptions[2]	(10.01)%	(3.72)%
Long/Short Equity Fund — Class C Returns Before Taxes	(12.08)%	(2.05)%
Standard & Poor’s 500 Index[3] (reflects no deduction for fees, expenses or taxes)	(36.99)%	(17.25)%[4]

[1]	The Fund commenced investment operations on December 5, 2006.

[2]	After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[3]	The Standard & Poor’s 500 Index is a widely-recognized, unmanaged index of common stocks in the United States.

[4]	Returns for the Standard & Poor’s 500 Index are shown as of November 30, 2006.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE